                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                        DAIMLER-BENZ VEHICLE TRUST 1996-A
             (Exact name of registrant as specified in its charter)



                                  July 20, 1998
                (Date of Report (Date of earliest event reported)



Delaware                             000-22323               13-3770955
(State or other jurisdiction         (Commission File        (I.R.S. Employer
of incorporation)                     Number)                Identification No.)



        1201 North Market Street, Suite 1406, Wilmington, Delaware 19801
               (Address of principal executive offices) (Zip Code)



                                 (302) 426-1900
              (Registrant's telephone number, including area code)

Item 5.  Other Events

         On July 20, 1998, the Principal and Interest collected during the preceding calendar month, net of certain adjustments as provided for in the Pooling and Servicing Agreement dated as of November 1, 1996 (the "Agreement"), among Mercedes-Benz Credit Corporation, in its individual capacity and as Servicer, Daimler-Benz Vehicle Receivables Corporation, as Seller, and Citibank, N.A., as Trustee, Payahead Agent, Class A Agent and Class B Agent (the "Trustee"), was distributed to holders ("Certificateholders") of certificates representing undivided fractional interests in Daimler-Benz Vehicle Trust 1996-A. In accordance with the Agreement, the statements for Class A and Class B Certificateholders for the June 1998 collection period (the "June Statement") was furnished to the Trustee for the benefit of the Certificateholders and, as such, was distributed by the Trustee to the Certificateholders. A copy of the June Statement is being filed as Exhibit 20 to this Current Report on Form 8-K.



Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  Exhibit No.              Description

                  20                       Statement for Class A and Class B
                                           Certificateholders for the
                                           June 1998 Collection Period

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Daimler-Benz Vehicle Trust 1996-A
                                                (Registrant)

                              By:  Mercedes-Benz Credit Corporation, as Servicer


Date:  July 28, 1998          By:      /s/David A. Klanica
                                   -----------------------
                                    Name:       David A. Klanica
                                    Title:      Director of Accounting Services

                                INDEX TO EXHIBITS

Exhibit No.                     Description

       20                       Statement for Class A and Class B
                                Certificateholders for the June 1998 Collection Period